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                                                                     EXHIBIT 24
                                POWER OF ATTORNEY

     Each of the undersigned officers and directors of FindWhat.com, a Nevada corporation (the "Company") hereby appoints Robert D. Brahms, Craig A. Pisaris-Henderson, and Courtney P. Jones as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 1,975,000 shares of Common Stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Company's 1999 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 1st day of September, 2000.
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         SIGNATURE                                            TITLE
/s/ Courtney P. Jones                                Chairman of the Board of Directors
--------------------------------------               and Director
  Courtney P. Jones


/s/ Robert D. Brahms                                 Chief Executive Officer and Director
--------------------------------------               (principal executive officer)
  Robert D. Brahms


/s/ Craig A. Pisaris-Henderson                       President, Chief Technology Officer,
--------------------------------------               and Director
  Craig A. Pisaris-Henderson


/s/ Phillip R. Thune                                 Chief Financial Officer
--------------------------------------               (principal financial officer)
  Phillip R. Thune

                                                     Director
--------------------------------------
  David Medinis


/s/ Lee S. Simonson                                  Director
--------------------------------------
  Lee S. Simonson


/s/ Kenneth E. Christensen                           Director
--------------------------------------
  Kenneth E. Christensen


                                                     Director
--------------------------------------
  Martin Berger

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